MERRILL LYNCH MUNICIPAL BOND FUND, INC.

SUPPLEMENT DATED OCTOBER 25, 2002 TO THE PROSPECTUS DATED OCTOBER 25, 2002

The following information supplements the information contained in the section of the Prospectus entitled “Your Account—Merrill Lynch Select PricingSM System” and supersedes such information for the period from October 25, 2002 through and including November 30, 2002:

For the period from October 25, 2002 to November 30, 2002, purchases of Class B shares of the Insured Portfolio and the National Portfolio will be subject to the four-year contingent deferred sales charge (“CDSC”) schedule set forth below rather than the six-year CDSC schedule set forth in the Prospectus, and purchases of Class B shares of the Limited Maturity Portfolio will be subject to the one-year CDSC schedule set forth below rather than the three-year CDSC schedule set forth in the Prospectus.

Insured Portfolio and National Portfolio

Years Since Purchase	Sales Charge*
0 – 1	4.00%

1 – 2	3.00%

2 – 3	2.00%

3 – 4	1.00%

4 and thereafter	0.00%

Limited Maturity Portfolio

Year Since Purchase	Sales Charge*
0 – 1	1.00%
1 and thereafter	0.00%

*
The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends or distributions are not subject to a deferred sales charge. Not all Merrill Lynch funds have identical deferred sales charge schedules. If you exchange your shares for shares of another fund, the higher charge will apply.

Effective December 1, 2002, purchases of Class B shares will be subject to the six year CDSC schedule for the Insured Portfolio and the National Portfolio and the three year CDSC schedule for the Limited Maturity Portfolio set forth in the Prospectus. This change will not affect your current holdings of Class B shares. Class B shares purchased prior to December 1, 2002 will continue to be subject to the applicable four year or one year CDSC schedule set forth above. If such Class B shares are exchanged for Class B shares of another fixed income fund, the applicable four year or one year CDSC schedule set forth above will continue to apply to the

Class B shares received in the exchange. If such Class B shares were purchased prior to June 1, 2001, and are exchanged for Class B shares of a Merrill Lynch equity fund, a four-year CDSC schedule will apply to the Class B shares of the equity fund received in the exchange.

CODE # 10051-1002ALL